UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Anzu Special Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO STOCKHOLDERS OF ANZU SPECIAL ACQUISITION CORP I
12610 Race Track Road, Suite 250
Tampa, FL 33626
Dear Anzu Special Acquisition Corp I Stockholder:
You are cordially invited to attend a special meeting of Anzu Special Acquisition Corp I, a Delaware corporation (“Anzu”), which will be held on September 29, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
The accompanying notice of the Stockholder Meeting and proxy statement describe the business Anzu will conduct at the Stockholder Meeting and provide information about Anzu that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated September 15, 2023, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend Anzu’s Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Anzu has to consummate a business combination (the “Charter Extension”) from September 30, 2023 or such earlier date as determined by Anzu’s board of directors (the “Board”) (such date, the “Current Termination Date”) to October 31, 2023, or such earlier date as determined by the Board (such date, the “Charter Extension Date”) and to allow Anzu, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by Anzu SPAC GP I LLC, LLC, a Delaware limited liability company (the “Sponsor”), upon five days’ advance notice prior to the applicable Termination Date and in exchange for the Sponsor (or one or more of its affiliates, members or third-party designees) depositing the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Class A Common Stock into the Trust Account for each such monthly extension, until December 31 2023, or a total of up to three months after the Current Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement; and

2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), of Anzu represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the

Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).
Both the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow Anzu more time to complete a business combination. As previously disclosed, Anzu entered into the Business Combination Agreement, dated April 17, 2023 (as amended to date, the “Business Combination Agreement”), by and among Envoy Medical Corporation, a Minnesota corporation (“Envoy”), Envoy Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Anzu (“Merger Sub”), and Anzu, pursuant to which, and subject to certain conditions, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of Anzu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection therewith, the “Envoy Business Combination”). The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Envoy Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. For more information about the Envoy Business Combination, refer to Anzu’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on September 14, 2023.
Pursuant to the Certificate of Incorporation, Anzu has until September 30, 2023 or such earlier date as determined by the Board, to complete its initial business combination. Anzu has called a meeting of stockholders to be held on September 27, 2023 to consider and approve the Envoy Business Combination (the “Business Combination Meeting”) and a proxy statement/prospectus will be sent to all of Anzu’s stockholders. While Anzu is using its best efforts to complete the Envoy Business Combination on or before the Current Termination Date and on or before the date of the Stockholder Meeting, the Board believes it is in the best interests of Anzu and its stockholders that the Charter Extension be obtained so that, in the event the Envoy Business Combination is for any reason not able to be consummated on or before the Current Termination Date, Anzu will have additional time to consummate the Envoy Business Combination. Anzu believes that there is some risk that it might not, despite its best efforts, be able to complete the Envoy Business Combination on or before the Current Termination Date. If that were to occur, Anzu would be precluded from completing the Envoy Business Combination and would be forced to liquidate even if its stockholders are otherwise in favor of consummating the Envoy Business Combination. Assuming that the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended, Anzu will have until the Charter Extension Date to consummate the Envoy Business Combination.
As contemplated by the Certificate of Incorporation, the holders of shares of Class A Common Stock issued as part of the units sold in Anzu’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of Anzu’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. You are not being asked to vote on the Envoy Business Combination or any other business combination at this Stockholder Meeting.
Anzu cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $45 million that was in the Trust

Account as of September 5, 2023 (including interest not previously released to Anzu to pay its tax obligations, which tax obligations do not include any excise tax). Anzu reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Envoy Business Combination is not consummated prior to the Current Termination Date, Anzu will dissolve and liquidate in accordance with the Certificate of Incorporation.
The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest, which interest shall be net of taxes payable (but not including any excise tax), divided by the number of then-outstanding Public Shares. In February 2023, Anzu entered into an agreement with a rated insurance agency to cover any federal excise tax liability imposed under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with redemptions of shares of Class A Common Stock in the event Anzu liquidates in calendar year 2023. Anzu will not reduce the redemption price per share of Class A Common Stock for redemptions made in connection with the Stockholder Meeting to cover any excise tax that may be applicable to such redemptions under the IR Act.
On September 5, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.43, which is equal to the aggregate amount on deposit in the Trust Account of approximately $45 million as of such date, divided by the total number of then-outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Stock Market LLC on September 5, 2023, was $10.40. Anzu cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Anzu intends, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
If the Extension Amendment Proposal is not approved and the Envoy Business Combination is not completed on or before the Current Termination Date, Anzu will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, but not including any excise tax), divided by the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Anzu’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Anzu’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. Anzu has waived its right under the Certificate of Incorporation to withdraw up to $100,000 of interest from the Trust Account to pay dissolution expenses in the event of its liquidation. Under recently issued Treasury guidance, redemptions of the Public Shares in connection with a complete liquidation of the Company generally would not be subject to the excise tax. There will be no distribution from the Trust Account with respect to Anzu’s warrants, which will expire worthless in the event of our winding up.
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if: (i) there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum; or (ii) there are not sufficient votes to approve the Adjournment Proposal at the Stockholder Meeting.
The Sponsor has agreed, pursuant to the Sponsor Support Agreement (as defined herein), and Anzu’s current officers and directors intend, to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor and Anzu’s current officers and directors hold an aggregate of 70.96% of the issued and outstanding shares of Common Stock. As a result, the Extension Amendment Proposal and the Adjournment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of such proposals, even if all other stockholders vote against them.
The Board has fixed the close of business on September 5, 2023 as the date for determining Anzu’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
Anzu believes that it is in the best interests of Anzu’s stockholders that Anzu obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Anzu and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ANZU’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Stockholder Meeting.
Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Anzu urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
Anzu Special Acquisition Corp I
/s/ Dr. Whitney Haring-Smith

Dr. Whitney Haring-Smith
Chief Executive Officer

ANZU SPECIAL ACQUISITION CORP I
12610 Race Track Road, Suite 250
Tampa, FL 33626
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS OF ANZU SPECIAL ACQUISITION CORP I
TO BE HELD ON SEPTEMBER 29, 2023
To the Stockholders of Anzu Special Acquisition Corp I:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Anzu Special Acquisition Corp I, a Delaware corporation (“Anzu,” “Company,” “we,” “our” or “us”), will be held on September 29, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend Anzu’s Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which Anzu has to consummate a business combination (the “Charter Extension”) from September 30, 2023 or such earlier date as determined by the Board (such date, the “Current Termination Date”) to October 31, 2023 or such earlier date as determined by Anzu’s board of directors (the “Board”) (such date, the “Charter Extension Date”) and to allow Anzu, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by Anzu SPAC GP I LLC, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 31 2023, or a total of up to three months after the Current Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”), a copy of such proposed amendment, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement; and (ii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of Anzu represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless Anzu determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated September 15, 2023 and is first being mailed to stockholders on or about that date.

The proposals to be voted upon at the Stockholder Meeting are as follows:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the date by which Anzu has to consummate a business combination from the Current Termination Date to the Charter Extension Date and to allow Anzu, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Termination Date and in exchange for the Sponsor (or one or more of its affiliates, members or third-party designees) depositing the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Class A Common Stock into the Trust Account for each such monthly extension, until December 31 2023, or a total of up to three months after the Current Termination Date, unless the closing of a business combination shall have occurred prior thereto. A copy of the Charter Amendment is set forth in Annex A to the accompanying proxy statement; and

2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.

Both of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow Anzu more time to complete the Envoy Business Combination. As previously disclosed, Anzu entered into the Business Combination Agreement, dated April 17, 2023 (as amended to date, the “Business Combination Agreement”), by and among Envoy Medical Corporation, a Minnesota corporation (“Envoy”), Envoy Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Anzu (“Merger Sub”), and Anzu, pursuant to which, and subject to certain conditions, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of Anzu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection therewith, the “Envoy Business Combination”). The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Envoy Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. For more information about the Envoy Business Combination, refer to the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2023 (the “Business Combination Proxy Statement/Prospectus”).
Pursuant to the Certificate of Incorporation, Anzu has until September 30, 2023 or such earlier date as determined by the Board, to complete its initial business combination. Anzu has called a meeting of stockholders to be held on September 27, 2023 to consider and approve the Envoy Business Combination (the “Business Combination Meeting”) and a proxy statement/prospectus will be sent to all of Anzu’s stockholders. While Anzu is using its best efforts to complete the Envoy Business Combination on or before the Current Termination Date and on or before the date of the Stockholder Meeting, the Board believes it is in the best interests of Anzu and the Anzu stockholders that the Charter Extension be obtained so that, in the event the Envoy Business Combination is for any reason not able to be consummated on or before the Current Termination Date, Anzu will have additional time to consummate the Envoy Business Combination. Anzu believes that there is some risk that it might not, despite its best efforts, be able to complete the Envoy Business Combination on or before the Current Termination Date. If that were to occur, Anzu would be precluded from completing the Envoy Business Combination and would be forced to liquidate, even if its stockholders are otherwise in favor of consummating the Envoy Business Combination. Assuming that the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended, Anzu will have until the Charter Extension Date to consummate the Envoy Business Combination.
As contemplated by the Certificate of Incorporation, the holders of shares of Class A Common Stock issued as part of the units sold in Anzu’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of Anzu’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. You are not being asked to vote on the Envoy Business Combination or any other business combination at this Stockholder Meeting.
Anzu reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Envoy Business Combination is not consummated prior to the Current Termination Date, Anzu will dissolve and liquidate in accordance with the Certificate of Incorporation.
The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest, which interest shall be net of taxes payable (but not including any excise tax), divided by the number of then-outstanding Public Shares. In February 2023, Anzu entered into an agreement with a rated insurance agency to cover any federal excise tax liability imposed under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with redemptions of shares of Class A Common Stock in the event Anzu liquidates in calendar year 2023. Anzu will not reduce the redemption price per share of Class A Common Stock for redemptions made in connection with the Stockholder Meeting to cover any excise tax that may be applicable to such redemptions under the IR Act.
On September 5, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.43, which is equal to the aggregate amount on deposit in the Trust Account of approximately $45 million as of such date (including interest not previously released to Anzu to pay its tax obligations, which tax obligations do not include any excise tax), divided by the total number of then-outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Stock Market LLC (“Nasdaq”) on  September 5, 2023, was $10.40. Anzu cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Anzu intends, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
If the Extension Amendment Proposal is not approved and the Envoy Business Combination is not completed on or before the Current Termination Date, Anzu will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, but not including any excise tax), divided by the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Anzu’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Anzu’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. Anzu has waived its right under the Certificate of Incorporation to withdraw up to $100,000 of interest from the Trust Account to pay dissolution expenses in the event of its liquidation. Under recently issued Treasury guidance, redemptions of the Public Shares in connection with a complete liquidation of the Company generally would not be subject to the excise tax. There will be no distribution from the Trust Account with respect to Anzu’s warrants, which will expire worthless in the event of our winding up.
In the event of a liquidation, the Sponsor and Anzu’s current and former directors (together with the Sponsor, the “Class B Holders”) will not receive any monies held in the Trust Account as a result of their ownership of 10,625,000 shares of Class B Common Stock, which were initially issued to the Sponsor prior to Anzu’s Initial Public Offering, and 12,500,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of Anzu’s Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
If Anzu liquidates, the Sponsor has agreed that it will be liable to Anzu if and to the extent any claims by a third party (other than Anzu’s independent auditors) for services rendered or products sold to Anzu, or a prospective target business with which Anzu has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Anzu’s indemnity of the underwriters of Anzu’s Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Anzu has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of Anzu’s officers or directors will indemnify Anzu for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because Anzu will not be complying with Section 280 of the DGCL, as described in Anzu’s final prospectus filed with the SEC on March 3, 2021 in connection with its Initial Public Offering, Section 281(b) of the DGCL requires Anzu to adopt a plan, based on facts known to it at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent ten years. However, because Anzu is a blank check company, rather than an operating company, and its operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from Anzu’s vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ANZU’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Sponsor will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if: (i) there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum; or (ii) there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.
Record holders of Common Stock at the close of business on September 5, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 4,312,774 issued and outstanding shares of Class A Common Stock held by public stockholders and 10,625,000 issued and outstanding shares of Class B Common Stock held by the Class B Holders. Anzu’s warrants do not have voting rights.
The Sponsor has agreed, pursuant to the Sponsor Support Agreement (as defined herein), and Anzu’s current officers and directors intend, to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. In addition, the Class B Holders have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and Anzu’s current officers and directors hold an aggregate of 70.96% of the issued and outstanding shares of Common Stock. As a result, the Extension Amendment Proposal and the Adjournment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of such proposals, even if all other stockholders vote against them.
The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Anzu urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated September 15, 2023 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of
Anzu Special Acquisition Corp I
/s/ Dr. Whitney Haring-Smith

Dr. Whitney Haring-Smith
Chief Executive Officer
September 15, 2023
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 29, 2023: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about September 15, 2023 and are available at http://www.astproxyportal.com/ast/98530/special.

i

ANZU SPECIAL ACQUISITION CORP I
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 29, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Anzu Special Acquisition Corp I, a Delaware corporation (“Anzu”, “Company”, “we”, “us” or “our”), to be held at 10:00 a.m., Eastern Time, on September 29, 2023 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Anzu with respect to, among other things, Anzu’s capital resources and results of operations. Likewise, Anzu’s financial statements and all of Anzu’s statements regarding market conditions and results of operations are forward- looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Anzu’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Anzu does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
Anzu’s ability to complete the Envoy Business Combination;

•
the anticipated benefits of the Envoy Business Combination;

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of Anzu; and

•
the use of funds not held in the Trust Account (as described herein) or available to Anzu from interest income on the Trust Account balance.

While forward-looking statements reflect Anzu’s good faith beliefs, they are not guarantees of future performance. Anzu disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Anzu’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Anzu’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 3, 2023, in the Business Combination Proxy Statement/Prospectus and in other reports Anzu files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Anzu (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to Anzu stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on September 29, 2023, at 10:00 a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the Stockholder Meeting, vote, and submit questions via live webcast by visiting       .
Q: Why am I receiving this proxy statement?
A: Anzu is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
Following the closing of Anzu’s initial public offering on March 4, 2021 (the “IPO”) and the partial exercise of the underwriters’ over-allotment option, $425,000,000 ($10.00 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the IPO and the sale of private placement warrants (the “Private Placement Warrants”) to Anzu SPAC GP I LLC, a Delaware limited liability company (the “Sponsor”), was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).
Like most blank check companies, Anzu’s Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Shares”) if there is no qualifying business combination(s) consummated on or before September 30, 2023 or such earlier date as determined by the Board (the “Current Termination Date”).
Anzu believes that it might not, despite its best efforts, be able to complete its initial business combination on or before the Current Termination Date and would be forced to liquidate and dissolve. As previously disclosed, Anzu entered into the Business Combination Agreement, dated April 17, 2023 (as amended to date, the “Business Combination Agreement”) by and among Envoy Medical Corporation, a Minnesota corporation (“Envoy”), Envoy Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Anzu (“Merger Sub”) and Anzu, pursuant to which, and subject to certain conditions, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of Anzu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection therewith, the “Envoy Business Combination”). References herein to “New Envoy” mean Anzu after giving effect to the closing of the Merger (the “Closing”), at which time Anzu will be renamed “Envoy Medical, Inc.”
Concurrently with the execution and delivery of the Business Combination Agreement, Anzu and the Sponsor entered into the sponsor support and forfeiture agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, (i) subject to and upon the Closing, to forfeit 10,010,000 shares of Class B Common Stock less the Retained Sponsor Shares (as defined below), (ii) subject to and upon the Closing, to forfeit all 12,500,000 Private Placement Warrants and (iii) to vote 10,500,000 shares of Class B Common Stock held by the Sponsor (the “Covered Shares”), or approximately 70.3% of the issued and outstanding shares of Common Stock as of the date of the Sponsor Support Agreement, in favor of any approval of an extension of the Current Termination Date, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement. “Retained Sponsor Shares” means an amount of Class B Common Stock equal to (a) 4,500,000 shares in the aggregate, minus (b) an amount of Class B Common Stock equal to the quotient obtained by dividing (x) the excess, if any, of (i) the Unpaid SPAC Transaction Expenses (as defined in the Business Combination Agreement) over (ii) the Anzu Transaction Expenses Cap (as defined in the Business Combination Agreement, by (ii) ten dollars ($10); provided, however, that the Sponsor agreed to exchange 2,500,000 of the Retained Sponsor Shares for shares of New Envoy’s Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”) in a private exchange offer.
The Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Envoy Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. For more information about the Envoy Business Combination, refer to the Business Combination Proxy Statement/Prospectus.
Pursuant to the Certificate of Incorporation, Anzu has until September 30, 2023 or such earlier date as determined by the Board, to complete its initial business combination. Anzu has called a meeting of stockholders to be held on September 27, 2023 to consider and approve the Envoy Business Combination (the “Business Combination Meeting”) and a proxy statement/prospectus will be sent to all of Anzu’s stockholders. While Anzu is using its best efforts to complete the Envoy Business Combination on or before the Current Termination Date and on or before the date of the Stockholder Meeting, the Board believes it is in the best interests of Anzu and its stockholders that the Charter Extension be obtained so that, in the event the Envoy Business Combination is for any reason not able to be consummated on or before the Current Termination Date, Anzu will have additional time to consummate the Envoy Business Combination. Anzu believes that there is some risk that it might not, despite its best efforts, be able to complete the Envoy Business Combination on or before the Current Termination Date. If that were to occur, Anzu would be precluded from completing the Envoy Business Combination and would be forced to liquidate even if its stockholders are otherwise in favor of consummating the Envoy Business Combination. Assuming that the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended, Anzu will have until the Charter Extension Date to consummate the Envoy Business Combination.
The Board currently believes that we may not be able to complete the Envoy Business Combination before the Current Termination Date. Accordingly, the Board believes that in order for Anzu to potentially consummate the Envoy Business Combination or any other business combination, it may need to obtain the Charter Extension.
The Board has determined that it is in the best interests of Anzu’s stockholders to continue Anzu’s existence until October 31, 2023 in order to allow Anzu stockholders to evaluate the Envoy Business Combination, and for Anzu to potentially consummate the Envoy Business Combination and is submitting the proposals herein to Anzu stockholders to vote upon at the Stockholder Meeting.
If Anzu’s stockholders approve the Envoy Business Combination at the Business Combination Meeting and the other conditions to the Envoy Business Combination are then satisfied or will be satisfied or waived on or before September 29, 2023, then Anzu intends to use its best efforts to complete the Envoy Business Combination on or before September 29, 2023. If Anzu completes the Envoy Business Combination on or before September 29, 2023, it will cancel the Stockholder Meeting and will not implement the Charter Extension. If Anzu does not implement the Charter Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Stockholder Meeting (but will redeem all Public Shares previously submitted for redemption in connection with the Business Combination Meeting). Anzu intends to hold the Stockholder Meeting to approve the Charter

Extension and file the Charter Amendment only if it has determined as of the time of the Stockholder Meeting that it may not be able to complete the Envoy Business Combination on or before the Current Termination Date.
Q: When and where will the Stockholder Meeting be held?
A: The Stockholder Meeting will be held on September 29, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The virtual meeting format allows attendance from any location in the world. We encourage you to attend the Stockholder Meeting virtually. You can participate in the Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q: How do I vote?
A: If you were a holder of record of Public Shares at the close of business on September 5, 2023 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on September 28, 2023.
Voting Electronically. You may vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting http://www.voteproxy.com and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on September 28, 2023.
Voting at the Stockholder Meeting. You can participate in the Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q: How do I attend the virtual Stockholder Meeting?
A: If you are a registered stockholder, you will receive a proxy card from American Stock Transfer & Trust Company (“AST” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at (800) 937-5449, or email spacsupport@astfinancial.com.
You can pre-register to attend the virtual Stockholder Meeting starting September 27, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://web.lumiagm.com/274911563, enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
Q: What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?
A: Anzu stockholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the date by which Anzu has to consummate a business combination (the “Termination Date”) from the Current Termination Date to the Charter Extension Date and to allow Anzu, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Termination Date and in exchange for the Sponsor (or one or more of its affiliates, members or third-party designees) depositing the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Class A Common Stock into the Trust Account for each such monthly extension, until December 31 2023, or a total of up to three months after the Current Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the Charter Amendment is set forth in Annex A to this proxy statement; and

2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Anzu cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $45 million that was in the Trust Account as of September 5, 2023 (including interest not previously released to Anzu to pay its tax obligations, which tax obligations do not include any excise tax).
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal”.
If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Anzu and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Anzu and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and Anzu’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q: Am I being asked to vote on a proposal to elect directors?
A: No. Holders of Public Shares are not being asked to vote on the election of directors at this Stockholder Meeting.
Q: Are there conditions to the proposals?
A: Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.
The Adjournment Proposal will only be put forth for a vote if (i) there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or (ii) there are not sufficient votes to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
Q: Why is Anzu proposing the Extension Amendment Proposal and the Adjournment Proposal?
A: Anzu’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Anzu additional time to complete a business combination.
Anzu is asking for an extension of the Current Termination Date to consummate the Envoy Business Combination. The Board currently believes there may not be sufficient time before the Current Termination Date to hold the Business Combination Meeting to obtain the stockholder approvals required in connection with the Envoy Business Combination and to consummate the closing of the Envoy Business Combination. If that were to occur, Anzu would be forced to liquidate.
If the Extension Amendment Proposal is not approved by Anzu’s stockholders, Anzu may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Anzu’s stockholders, the

Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.
Anzu reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Envoy Business Combination is not consummated prior to the Current Termination Date, Anzu will dissolve and liquidate in accordance with the Certificate of Incorporation.
Accordingly, in order for Anzu stockholders to be able to evaluate the Envoy Business Combination and for Anzu to be able to consummate such Envoy Business Combination, Anzu believes that it will need to obtain the Charter Extension.
Q: What constitutes a quorum?
A: A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. Anzu SPAC GP I LLC (the “Sponsor”) and Anzu’s current and former officers and directors (together with the Sponsor, the “Class B Holders”), who beneficially own an aggregate of 71.1% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.
Q: What vote is required to approve the proposals presented at the Stockholder Meeting?
A: The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q: How will the Sponsor and Anzu’s current directors and officers vote?
A: The Sponsor has agreed, pursuant to the Sponsor Support Agreement, and Anzu’s current directors and officers intend, to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal. On the Record Date, the Sponsor and Anzu’s current directors and officers beneficially owned and were entitled to vote an aggregate of 10,600,000 shares of Class B Common Stock, representing 70.96% of Anzu’s issued and outstanding share of Common Stock. As a result, the Extension Amendment Proposal and the Adjournment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of such proposals, even if all other stockholders vote against them.
The Class B Holders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal.
Q: Why should I vote “FOR” the Extension Amendment Proposal?
A: Anzu believes stockholders will benefit from Anzu consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which Anzu has to complete a business combination until the Charter Extension Date. Anzu believes that there is some risk that it might not, despite its best efforts, be able to complete the Envoy Business Combination on or before the Current Termination Date. If that were to occur, Anzu would be forced to liquidate. In addition, Anzu intends, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
The Extension Amendment Proposal would give Anzu the opportunity to consummate the Envoy Business Combination, which the Board believes is in the best interests of Anzu.
The Board recommends that you vote in favor of the Extension Amendment Proposal.
Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A: If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.
Q: Will you seek any further extensions to liquidate the Trust Account?
A: Other than as described in this proxy statement, Anzu does not currently anticipate seeking any further extension to consummate a business combination, but may do so in the future.
Q: What happens if the Extension Amendment Proposal is not approved?
A: If there are insufficient votes to approve the Extension Amendment Proposal, Anzu may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.
If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and the Envoy Business Combination is not completed on or before the Current Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, Anzu will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, but not including any excise tax), divided by the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders

(including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Anzu’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Anzu’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. Anzu has waived its right under the Certificate of Incorporation to withdraw up to $100,000 of interest from the Trust Account to pay dissolution expenses in the event of its liquidation. Under recently issued Treasury guidance, redemptions of the Public Shares in connection with a complete liquidation of Anzu generally would not be subject to the excise tax. There will be no distribution from the Trust Account with respect to Anzu’s warrants, which will expire worthless in the event of our winding up. In addition, Anzu’s securityholders would lose the opportunity to invest in a successor operating business following the Envoy Business Combination or another business combination, including the potential appreciation in the value of Anzu’s securities following such a transaction.
The Class B Holders waived their right to participate in any liquidation distribution with respect to the 10,625,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to Anzu’s warrants, which will expire worthless in the event Anzu dissolves and liquidates the Trust Account.
Q: If the Extension Amendment Proposal is approved, what happens next?
A: If the Extension Amendment Proposal is approved, Anzu will file the Charter Amendment with the Delaware Secretary of State and will continue to attempt to consummate the Envoy Business Combination until the applicable Termination Date.
If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Anzu held by the Sponsor.
In addition, if the Extension Amendment Proposal is approved and the Charter Extension is implemented, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Lender will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
Q: If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A: Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q: How are the funds in the Trust Account currently being held?
A: Anzu intends, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, a proposed rule that would provide SPACs a safe harbor from registration under the Investment Company Act if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC in certain circumstances. To mitigate the risk of us being deemed an investment company under the Investment Company Act, we could liquidate the investments in the Trust Account and hold all funds in the Trust Account in cash. However, we intend to maintain the Trust Account in cash equivalents as described above. As a result, the risk that we may be considered an unregistered investment company is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in cash. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted and we may be subject to regulatory enforcement or other risks. For more information, see the section entitled “Risk Factors”.
Q: Am I being asked to vote on a business combination at this Stockholder Meeting?
A: No. You are not being asked to vote on the Envoy Business Combination or any other business combination at this Stockholder Meeting. If Anzu stockholders approve the Envoy Business Combination at the Business Combination Meeting and the other conditions to the Envoy Business Combination are then satisfied or will be satisfied or waived on or before September 29, 2023, then Anzu intends to use its best efforts to complete the Envoy Business Combination on or before September 29, 2023. If Anzu completes the Envoy Business Combination on or before September 29, 2023, it will cancel the Stockholder Meeting and will not implement the Charter Extension. If Anzu does not implement the Charter Extension, it will not redeem any Public Shares submitted for redemption solely in connection with the Stockholder Meeting (but will redeem all Public Shares previously submitted for redemption in connection with the Business Combination Meeting). Anzu intends to hold the Stockholder Meeting to approve the Charter Extension and file the Charter Amendment only if it has determined as of the time of the Stockholder Meeting that it may not be able to complete the Envoy Business Combination on or before the Current Termination Date.
Q: Will how I vote affect my ability to exercise redemption rights?
A: No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.
Q: May I change my vote after I have mailed my signed proxy card?
A: Yes. Stockholders may send a later-dated, signed proxy card to Anzu Special Acquisition Corp I, at 12610 Race Track Road, Suite 250, Tampa, FL 33626, so that it is received by Anzu prior to the vote at the Stockholder Meeting (which is scheduled to take place on September 29, 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to Anzu’s Chief Executive Officer, which must be received by Anzu’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Q: How are votes counted?
A: Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A: If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares.
Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Anzu or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a Anzu stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension

Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q: Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A: Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of Anzu and its stockholders. The Board unanimously recommends that Anzu’s stockholders vote “FOR” each of the Extension Amendment Proposal and the Adjournment Proposal.
Q: What interests do Anzu’s directors and officers have in the approval of the Extension Amendment Proposal?
A: Anzu’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants and certain interests in connection with the Envoy Business Combination. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and Anzu’s Directors and Officers” in this proxy statement.
Q: Do I have appraisal rights if I object to the Extension Amendment Proposal?
A: No. There are no appraisal rights available to Anzu’s stockholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.
Q: If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A: No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.
Q: What do I need to do now?
A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q: How do I exercise my redemption rights?
A: If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:
I.
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

II.
prior to 5:00 p.m., Eastern Time, on September 27, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that Anzu redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III.
deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Anzu to pay its tax obligations (which tax obligations do not include any excise tax), divided by the total number of then-outstanding Public Shares. As of September 5, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.43 per Public Share.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Shares will be distributed promptly after the Stockholder Meeting.
Any request for Redemption, once made by a holder of Public Shares, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that Anzu instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on September 27, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Shares properly makes a request for Redemption and the Public Shares are delivered as described above, then Anzu will redeem such Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Stockholder Meeting is abandoned for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Q: What are the U.S. federal income tax consequences of exercising my redemption rights?
A: The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
In February 2023, Anzu entered into an agreement with a rated insurance agency to cover any federal excise tax liability imposed under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with redemptions of shares of Class A Common Stock in the event Anzu liquidates in calendar year 2023. Anzu will not reduce the redemption price per share of Class A Common Stock for redemptions made in connection with the Stockholder Meeting to cover any excise tax that may be applicable to such redemptions under the IR Act.
For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations.”
Q: What should I do if I receive more than one set of voting materials for the Stockholder Meeting?
A: You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q: Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?
A: Anzu will pay the cost of soliciting proxies for the Stockholder Meeting. Anzu has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. Anzu will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Anzu may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.
Q: Who can help answer my questions?
A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: Anzu.info@investor.morrowsodali.com
You also may obtain additional information about Anzu from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek Redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on September 27, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
American Stock Transfer & Trust Company
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: SPAC team
E-mail: spacsupport@astfinancial.com

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Charter Extension will enable us to complete a business combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that the Envoy Business Combination or any other business combination will be consummated prior to the Charter Extension Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. Although we have entered into the Business Combination Agreement, there can be no assurances that we will be able to complete the Envoy Business Combination or any other business combination prior to the Charter Extension Date.
We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Charter Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) that would, among other items, impose additional disclosure requirements in business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and provide a safe harbor from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”), if certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities are satisfied. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. If we were to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash, it would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. In the event of our liquidation, our warrants would expire worthless, and our securityholders would lose the opportunity to invest in a successor operating business following a business combination, including the potential appreciation in the value of our securities following such a transaction.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.
As described above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as Anzu could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, in certain circumstances. To mitigate the risk of us being deemed to be an investment company under the Investment Company Act, we could liquidate the investments in the Trust Account and hold all funds in the Trust Account in cash. However, we intend, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
It is possible that a claim could be made that we have been operating as an unregistered investment company. For so long as the Trust Account funds are held in cash equivalents as described above, the risk that we may be considered an unregistered investment company is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in cash. If we are deemed to be an investment company and subject to compliance with and registration under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. In the event of our liquidation, our warrants would expire worthless, and our securityholders would lose the opportunity to invest in a successor operating business following a business combination, including the potential appreciation in the value of our securities following such a transaction. If we are deemed to be an investment company, there is also a risk of an enforcement action brought by the SEC, and contracts pertaining to a business combination could potentially be voidable.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions or repurchases by us of our shares, in which event we will reduce the redemption or repurchase proceeds otherwise payable to stockholders in connection with such redemption or repurchase by an amount equal to 1% of the fair market value of the shares being redeemed or repurchased.
On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations, such as Anzu, and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. In the case of stock that is traded on an established securities market, such as the Class A Common Stock, the fair market value of the stock for purpose of calculating the excise tax is the value of the stock (as determined under any permissible method chosen by the repurchasing corporation) on the date the stock is repurchased. In addition, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the shares are repurchased. In February 2023, we bound with a rated insurance carrier an insurance policy related to potential federal excise tax liability imposed under the IR Act in connection with redemptions of shares of Class A Common Stock only in the event of a liquidation of Anzu in calendar year 2023. We will not reduce the redemption price per share of Class A Common Stock for redemptions made in connection with the Stockholder Meeting to cover any excise tax that may be applicable to such redemptions under the IR Act.
On December 27, 2022, the Treasury issued guidance announcing its intention to issue proposed regulations that would, in certain circumstances, exempt share repurchases or redemptions by corporations from the excise tax. In particular, the proposed regulations generally would exempt from the excise tax redemptions of stock in connection with certain corporate liquidating distributions and redemptions of stock that occur in the same taxable year as those corporate liquidating distributions. However, until final regulations are promulgated, no assurances can be given as to the scope and ultimate application of any exceptions to the excise tax.

SPECIAL MEETING OF ANZU STOCKHOLDERS
This proxy statement is being provided to Anzu stockholders as part of a solicitation of proxies by the Board for use at the Stockholder Meeting to be held on September 29, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about September 15, 2023 to all stockholders of record of Anzu as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on September 29, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The virtual meeting format allows attendance from any location in the world. We encourage you to attend the Stockholder Meeting virtually. You can participate in the Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
You can pre-register to attend the virtual Stockholder Meeting starting September 27, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://web.lumiagm.com/274911563, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (800) 937-5449, or via email at spacsupport@astfinancial.com. Please allow up to 72 hours prior to the meeting for processing your control number.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, Anzu stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend Anzu’s Certificate of Incorporation to extend the date by which Anzu has to consummate a business combination from the Current Termination Date to the Charter Extension Date and to allow Anzu, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Termination Date and in exchange for the Sponsor (or one or more of its affiliates, members or third-party designees) depositing the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Class A Common Stock into the Trust Account for each such monthly extension, until December 31

2023, or a total of up to three months after the Current Termination Date, unless the closing of a business combination shall have occurred prior thereto. A copy of the Charter Amendment is set forth in Annex A to this proxy statement; and
2.
Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.

Anzu cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $45 million that was in the Trust Account as of September 5, 2023 (including interest not previously released to Anzu to pay its tax obligations, which tax obligations do not include any excise tax).
If the Extension Amendment Proposal is approved and the Charter Extension is implemented, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Lender will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
Voting Power; Record Date
As a stockholder of Anzu, you have a right to vote on certain matters affecting Anzu. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on September 5, 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 14,937,774 issued and outstanding shares of Common Stock, of which 4,312,774 shares of Class A Common Stock were held by public stockholders and 10,625,000 shares of Class B Common Stock were held by the Class B Holders.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor and Anzu’s current officers and directors, who own an aggregate of 70.96% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal.
Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Extension Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor has agreed, pursuant to the Sponsor Support Agreement, and Anzu’s current officers and directors intend, to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and, as of the date of this proxy statement, own an aggregate of 70.96% of the issued and outstanding shares of Common Stock. As a result, the Extension Amendment Proposal and the Adjournment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of such proposals, even if all other stockholders vote against them.

Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on September 28, 2023.
Voting Electronically. You may vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting http://www.voteproxy.com and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on September 28, 2023.
Voting at the Stockholder Meeting. You can participate in the Stockholder Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/274911563. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify Anzu’s Chief Executive Officer in writing to Anzu Special Acquisition Corp I, 12610 Race Track Road, Suite 250, Tampa, FL 33626, before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the amended and restated bylaws of Anzu, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are an Anzu stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling

(800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing Anzu.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Public Shares may demand that Anzu redeem such shares for a per share price equal to the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest, which interest shall be net of taxes payable (but not including any excise tax), divided by the number of then-outstanding Public Shares. On September 5, 2023, the redemption price per share was approximately $10.43, which is equal to the aggregate amount on deposit in the Trust Account of approximately $45 million as of such date, divided by the total number of then-outstanding Public Shares.
If a holder properly seeks Redemption as described in this section, Anzu will redeem these shares and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
1.
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

2.
submit a written request to the Transfer Agent, in which you (a) request that Anzu redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

3.
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 27, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to AST in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Anzu that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Anzu cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to Anzu’s stockholders in connection with the Extension Amendment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
Anzu is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Anzu has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. Anzu and its directors, officers and employees may also solicit proxies in person. Anzu will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Anzu will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Anzu will pay Morrow Sodali a fee of $25,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Anzu’s proxy solicitor. Anzu will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Anzu stockholders. Directors, officers and employees of Anzu who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
Anzu is proposing to amend its Certificate of Incorporation to extend the date by which Anzu has to consummate a business combination to the Charter Extension Date.
Anzu believes that it may not be able to complete a business combination on or before the Current Termination Date. If that were to occur, Anzu would be forced to liquidate, in which case Anzu’s warrants would expire worthless and Anzu’s securityholders would lose the opportunity to invest in a successor operating business following a business combination, including the potential appreciation in the value of Anzu’s securities following such a transaction.
As contemplated by the Certificate of Incorporation, if the Charter Extension is implemented, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account, including interest, which interest shall be net of taxes payable (but not including any excise tax).
The purpose of the Extension Amendment Proposal is to allow Anzu more time to consummate the Envoy Business Combination, which the Board believes is in the best interest of the Company. Anzu currently has until September 30, 2023 or such earlier date as determined by the Board, to complete a business combination. As previously announced, on April 17, 2023, Anzu, Merger Sub and Envoy entered into the Business Combination Agreement, pursuant to which, and subject to certain conditions, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of Anzu. In order for Anzu stockholders to be able to evaluate the Envoy Business Combination and for us to be able to consummate the Envoy Business Combination, we will need to obtain the Charter Extension to extend the date by which we have to consummate a business combination from the Current Termination Date to the Charter Extension Date.
If Anzu’s stockholders approve the Envoy Business Combination at the Business Combination Meeting and the other conditions to the Envoy Business Combination are then satisfied or will be satisfied or waived on or before September 29, 2023, then the Company intends to use its best efforts to complete the Envoy Business Combination on or before September 29, 2023. If the Company completes the Envoy Business Combination on or before September 29, 2023, it will adjourn the Stockholder Meeting and will not implement the Charter Extension. If Anzu does not implement the Charter Extension, it will not redeem any Public Shares submitted for Redemption solely in connection with the Stockholder Meeting (but will redeem all Public Shares previously submitted for redemption in connection with the Business Combination Meeting). The Company intends to hold the Stockholder Meeting to approve the Charter Extension and file the Charter Amendment only if it has determined as of the time of the Stockholder Meeting that it may not be able to complete the Envoy Business Combination on or before the Current Termination Date.
On September 5, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.43, which is equal to the aggregate amount on deposit in the Trust Account of approximately $45 million as of such date, divided by the total number of then-outstanding Public Shares. The closing price of the Public Shares on Nasdaq on September 5, 2023, was $10.40. Anzu cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
A copy of the Charter Amendment is set forth in Annex A to this proxy statement.
Reasons for the Extension Amendment Proposal
Anzu’s Certificate of Incorporation provides that Anzu has until September 30, 2023 or such earlier date as determined by the Board to complete a business combination. The Board believes that it is in the best interests of Anzu stockholders that the Charter Extension be obtained so that Anzu will have an additional amount of time to consummate a business combination. Anzu believes that it may not be able to complete the Envoy Business Combination on or before September 30, 2023. If that were to occur, Anzu would be forced to liquidate.
The purpose of the Extension Amendment Proposal is to allow us more time consummate the Envoy Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date to allow for additional time to hold the Business Combination Meeting to obtain the stockholder approvals required in connection with the Envoy Business Combination and to consummate the closing of the Envoy Business Combination. Without the Charter Extension, if we are unable to complete the Envoy Business Combination on or before the Current Termination Date, we would be precluded from completing the Envoy Business Combination and would be forced to liquidate and dissolve. The Board currently believes that we may not be able to complete the Envoy Business Combination before the Current Termination Date. Accordingly, the Board believes that in order for us to potentially consummate the Envoy Business Combination, we will need to obtain the Charter Extension.
In addition, Anzu intends, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.
If the Extension Amendment Proposal is approved and the Charter Extension is implemented, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Lender will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and the Envoy Business Combination is not completed on or before the Current Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, Anzu will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, but not including any excise tax), divided by the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Anzu’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Anzu’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. Anzu has waived its right under the

Certificate of Incorporation to withdraw up to $100,000 of interest from the Trust Account to pay dissolution expenses in the event of its liquidation. Under recently issued Treasury guidance, redemptions of the Public Shares in connection with a complete liquidation of the Company generally would not be subject to the excise tax. There will be no distribution from the Trust Account with respect to Anzu’s warrants, which will expire worthless in the event of our winding up. In addition, Anzu’s securityholders would lose the opportunity to invest in a successor operating business, including the potential appreciation in the value of Anzu’s securities following such a transaction.
The Class B Holders have waived their rights to participate in any liquidation distribution with respect to the 10,625,000 shares of Class B Common Stock held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, Anzu shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete the Envoy Business Combination until the Charter Extension Date are made. Anzu will then continue to attempt to consummate the Envoy Business Combination until the Charter Extension Date. Anzu will remain a reporting company under the Exchange Act and its Public Shares and Public Warrants will remain publicly traded during this time.
In addition, if the Extension Amendment Proposal is approved and the Charter Extension is implemented, in the event that Anzu has not consummated the Envoy Business Combination by October 31, 2023, without approval of Anzu’s public stockholders, Anzu may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to two times, each by one additional month (for a total of up to two additional months to complete the Envoy Business Combination), provided that the Lender will deposit into the Trust Account for each month so extended the lesser of (a) $172,500 or (b) $0.04 per each Public Share that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by Anzu to the Lender. If Anzu completes the Envoy Business Combination, it will repay the amounts loaned under the promissory note. If Anzu does not complete the Envoy Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of the amounts loaned under the promissory note in the event the Envoy Business Combination is not consummated.
Interests of the Sponsor and Anzu’s Directors and Officers
When considering the recommendation of the Board, Anzu stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of Anzu have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Anzu stockholders that they approve the Extension Amendment Proposal. Anzu stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
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If the Envoy Business Combination is not consummated by the Current Termination Date, Anzu will cease all operations except for the purpose of winding up, redeeming 100% of outstanding Class A Common Stock for cash and, subject to the approval of the remaining Anzu stockholders and the Board, dissolving and liquidating. In such event, the 10,625,000 shares of Class B Common Stock held by the Class B Holders, which were acquired for an aggregate purchase price of $25,000 prior to Anzu’s initial public offering, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. On the other hand, if the Envoy Business Combination is consummated, each remaining outstanding share of Class B Common Stock will convert into one shares of Class A Common Stock at the closing of the Envoy Business Combination. Pursuant to the Sponsor Support Agreement, the Sponsor will forfeit 10,010,000 shares of Class B Common Stock, less the Retained Sponsor Shares, and will exchange 2,500,000 of the Retained Sponsor Shares for shares of Series A Preferred Stock in a private exchange offer in connection with the consummation of the Envoy Business Combination, which will have dividend rights and liquidation preferences that are senior to New Envoy’s Class A Common Stock. Such Retained Sponsor Shares had an estimated aggregate market value of $43.4 million based upon the closing price of $10.40 per share of Class A Common Stock on Nasdaq on September 5, 2023, the Record Date (assuming 2,000,000 shares of New Envoy’s Class A Common Stock are held by the Sponsor directly upon the Closing and 2,173,913 shares of New Envoy’s Class A Common Stock are issued upon the conversion of 2,500,000 shares of Series A Preferred Stock to be received by the Sponsor in a private exchange offer for 2,500,000 shares of Class B Common Stock);
•
The Sponsor, which is affiliated with certain of Anzu’s directors and officers, paid $12,500,000 for 12,500,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a business combination for one share of Class A Common Stock at $11.50 per share. Pursuant to the Sponsor Support Agreement, the Sponsor will forfeit all 12,500,000 of the Private Placement Warrants in connection with the consummation of the Envoy Business Combination. If the Extension Amendment Proposal is not approved and Anzu does not consummate the Envoy Business Combination by the Current Termination Date, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•
The Class B Holders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Anzu fails to complete the Envoy Business Combination by the Current Termination Date;

•
The indemnification of Anzu’s existing officers and directors, the liability insurance maintained by Anzu and the fact that the Business Combination Agreement provides for the continued indemnification of Anzu’s current directors and officers and the continuation of directors and officers liability insurance covering Anzu’s current directors and officers;

•
Unless Anzu consummates the Envoy Business Combination, the Sponsor and Anzu’s officers and directors and their affiliates will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account. As of September 5, 2023, the Record Date, the Sponsor and Anzu’s officers and directors and their affiliates had incurred approximately $880,000 of unpaid reimbursable expenses;

•
It is currently contemplated that Whitney Haring-Smith and Susan Kantor will be directors of New Envoy after the closing of the Envoy Business Combination (assuming that the Director Election Proposal is approved as described in the Business Combination Proxy Statement/Prospectus). As such, in the future, Dr. Haring-Smith and Ms. Kantor will receive any cash fees, stock options or stock awards that the New Envoy Board determines to pay to its non-executive directors;

•
Concurrently with the Business Combination Agreement, Anzu and the Sponsor entered into a subscription agreement (the “Subscription Agreement”), pursuant to which the Sponsor agreed to subscribe for and purchase, and Anzu agreed to issue and sell to the Sponsor, at least 1,000,000 and up to 1,500,000 shares of Series A Preferred Stock at a price of $10.00 per share, for gross proceeds of at least $10,000,000 and up to $15,000,000, in a private placement to be consummated as promptly as practicable following the Closing and the filing of the Certificate of Designation designating the Series A Preferred Stock, on the terms and subject to the conditions set forth in the Subscription Agreement. The Series A Preferred Stock will have dividend rights and liquidation preferences that are senior to New Envoy’s Class A Common Stock;

•
The Sponsor has issued promissory notes in an aggregate principal amount of up to $2,690,000 as working capital loans, of which $2,690,000 was outstanding as of the date of this proxy statement. If the Envoy Business Combination is consummated, the working capital loans may be repaid out of the proceeds of the Trust Account. If the Envoy Business Combination is not consummated, a portion of the working capital held outside the Trust Account will be used to repay the working capital loans. Anzu does not currently expect that the amount of working capital held outside the Trust Account will be sufficient to repay all or any portion of such loaned amounts, including amounts under the working capital loans, in the event the Envoy Business Combination is not consummated. Pursuant to the terms of the Sponsor Support Agreement, subject to and upon the Closing, the Sponsor has agreed to forego its right to convert up to $1,500,000 of such loans that may be convertible into warrants; and

•
The Sponsor has agreed that it will be liable to Anzu if and to the extent any claims by a third party (other than Anzu’s independent auditors) for services rendered or products sold to Anzu, or a prospective target business with which Anzu has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Anzu has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of Anzu and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Anzu’s officers or directors will indemnify Anzu for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Public Shares may demand that Anzu redeem such shares for a per share price equal to the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting, including interest, which interest shall be net of taxes payable (but not including any excise tax), divided by the number of then-outstanding Public Shares.

On September 5, 2023, the redemption price per share was approximately $10.43, which is equal to the aggregate amount on deposit in the Trust Account of approximately $45 million as of such date, divided by the total number of then-outstanding Public Shares.
If a holder properly seeks Redemption as described in this section, Anzu will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
1.
(a) hold Public Share or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Share;

2.
submit a written request to the Transfer Agent, in which you (a) request that Anzu redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

3.
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 27, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to AST in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Common Stock that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Share in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Anzu cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor has agreed, pursuant to the Sponsor Support Agreement, and Anzu’s current officers and directors intend, to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Anzu’s current officers and directors own an aggregate of 70.96% of the issued and outstanding shares of Common Stock. As a result, the Extension Amendment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of the Extension Amendment Proposal, even if all other stockholders vote against it.
Recommendation of the Board
BOARD UNANIMOUSLY RECOMMENDS THAT ANZU STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
Anzu is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if (i) based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or (ii) there are not sufficient votes to approve the Extension Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Anzu’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor has agreed, pursuant to the Sponsor Support Agreement, and Anzu’s current officers and directors intend, to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor and Anzu’s current officers and directors own an aggregate 70.96% of the issued and outstanding shares of Common Stock. As a result, the Adjournment Proposal will be approved if the Sponsor and Anzu’s current officers and directors vote in favor of the Adjournment Proposal, even if all other stockholders vote against it.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ANZU STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.
This summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code, and does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (including financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for U.S. federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5% or more of the Class A Common Stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:
•
an individual who is a United States citizen or resident of the United States;

•
a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock
In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.
Redemption of Class A Common Stock
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

The foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BUSINESS OF ANZU AND CERTAIN INFORMATION ABOUT ANZU
References in this section to “we,” “our,” or “us” refer to Anzu Special Acquisition Corp I.
General
We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.
IPO and Private Placement
On March 4, 2021, we consummated our IPO of 42,000,000 Units and, on April 14, 2021, we issued an additional 500,000 Units in connection with the underwriters’ partial exercise of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds of $425,000,000. The securities sold in our IPO were registered under the Securities Act on registration statements on Form S-1 (File Nos. 333-252861 and 333-253755). The registration statements became effective on March 1, 2021.
Simultaneously with the closing of the IPO, we consummated the sale of 12,400,000 Private Placement Warrants to our Sponsor and, on April 14, 2021, simultaneously with the closing of the underwriters’ over- allotment option, we issued an additional 100,000 Private Placement Warrants to our Sponsor. The Private Placement Warrants were sold at a price of $1.00 per Private Placement Warrant, generating aggregate gross proceeds of $12,500,000.
Following the closing of the IPO, the partial exercise of the underwriters’ over-allotment and the sale of the Private Placement Warrants, $425,000,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in the Trust Account. We intend, until the earlier of (a) the consummation of a business combination and (b) the liquidation of the Trust Account, to continue to maintain the Trust Account funds in cash equivalents, which currently consist of United States government securities and government money market funds registered under the Investment Company Act.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Anzu’s Common Stock as of September 5, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Anzu’s Common Stock, by:
•
each person known by Anzu to be the beneficial owner of more than 5% of Anzu’s issued and outstanding shares of Common Stock;

•
each of Anzu’s named executive officers and directors; and

•
all Anzu’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 14,937,774 shares of Common Stock, consisting of (i) 4,312,774 shares of Class A Common Stock and (ii) 10,625,000 shares of Class B Common Stock, issued and outstanding as of September 5, 2023. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Five Percent Holders
Anzu SPAC GP I LLC(3)	—	—	10,500,000	98.8%	70.3%
Directors and Executive Officers of the Company
Dr. Whitney Haring-Smith(4)	—	—	—	—	—
Daniel J. Hirsch(4)	—	—	25,000	*	*
Priya Cherian Huskins(4)	—	—	25,000	*	*
Susan J. Kantor(4)	—	—	25,000	*	*
Diane L. Dewbrey(4)	—	—	25,000	*	*
All directors and executive officers as a group (five individuals)	—	—	100,000	*	*

*
Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 12610 Race Track Road, Suite 250, Tampa, FL 33626.
(2)      Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis,

subject to adjustment, as more fully described under the heading “Description of Securities-Founder Shares” of our final prospectus (File Nos. 333-252861 and 333-253755), filed in connection with Anzu’s Initial Public Offering.
(3)      Anzu SPAC GP I LLC, the Sponsor, is the record holder of the shares of our Class B Common Stock reported herein. Whitney Haring-Smith, David Seldin and David Michael share voting and investment control over shares held by the Sponsor by virtue of their shared control of the Sponsor.
(4)      Does not include any shares indirectly owned by this individual as a result of his or her membership interest in the Sponsor.

FUTURE STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at Anzu’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.

HOUSEHOLDING INFORMATION
Unless Anzu has received contrary instructions, Anzu may send a single copy of this proxy statement to any household at which two or more stockholders reside if Anzu believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce Anzu’s expenses. However, if stockholders prefer to receive multiple sets of Anzu’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Anzu’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Anzu Special Acquisition Corp I, 12610 Race Track Road, Suite 250, Tampa, FL 33626, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Anzu files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Anzu’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
This proxy statement is available without charge to stockholders of Anzu upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact Anzu in writing at Anzu Special Acquisition Corp I, 12610 Race Track Road, Suite 250, Tampa, FL 33626 or by telephone at (202) 742-5870.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Anzu, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing Anzu.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than September 22, 2023.

ANNEX A
PROPOSED SECOND AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ANZU SPECIAL ACQUISITION CORP I
Pursuant to Section 242 of the Delaware General Corporation Law
ANZU SPECIAL ACQUISITION CORP I (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Anzu Special Acquisition Corp I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 28, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 1, 2021 and the date of filing of the Corporation’s Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was February 28, 2023 (the “Amended and Restated Certificate of Incorporation”).

2.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation.

3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.
The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1,      as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of Offering Shares (as defined below) in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by October 31 , 2023 or such earlier date as determined by the Board or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7) and (iii) the redemption of Offering Shares if the Corporation has not consummated an initial Business Combination by October 31, 2023 or such earlier date as determined by the Board. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Anzu SPAC GP I LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Notwithstanding the foregoing or any other provisions of the Amended and Restated Certificate of Incorporation, in the event that the Corporation has not consummated an initial Business Combination by October 31, 2023, the Corporation may, without another stockholder vote, elect to extend the date to consummate an initial Business Combination on a monthly basis for up to two times by an additional one month each time after October 31, 2023, by resolution of the Board, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable termination date, until December 31, 2023, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) will deposit the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Class A Common Stock into the Trust Account for each such monthly extension, in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Sponsor (or one or more of its affiliates, members or third-party designees). If the Corporation completes an initial Business Combination, it will repay the amounts loaned under the promissory note. If the Corporation does not complete an initial Business Combination by the applicable termination date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
5.
The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by October 31, 2023 (or such later date if extended pursuant to Section 9.1(b)) or such earlier date as determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
6.
The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by October 31, 2023 (or such later date if extended pursuant to Section 9.1(b)) or such earlier date as determined by the Board, or with respect to any other provision of this Amended and Restated Certificate relating to stockholder’s rights or pre- initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, Anzu Special Acquisition Corp I has caused this Amendment to its Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this              day of       , 2023.
ANZU SPECIAL ACQUISITION CORP I
By:
Name: Dr. Whitney Haring-Smith
Title: Chief Executive Officer

ANZU SPECIALSCIALMEETINGACQUISITIONOFSTOCKHOLDERSOF CORP ISeptember 29, 2023PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.COMPANY NUMBERMAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingACCOUNT NUMBERthe Special Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/98530/special Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000030000001000 7092923THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFORAGAINSTABSTAINProposal No. 1 - Extension Amendment Proposal - To amend Anzu’s amended andrestated certificate of incorporation to extend the date by which Anzu has to consum-mate a business combination from September 30, 2023 to October 31, 2023 or suchearlier date as determined by the Board and to allow Anzu, without another stockhold-er vote, to elect to extend the date by which Anzu has to consummate a business ona monthly basis for up to two times by an additional one month each time after October31, 2023, by resolution of Anzu’s board of directors, if requested by Anzu SPAC GP ILLC (the “Sponsor”), upon five days’ advance notice prior to the applicable terminationdate and in exchange for the Sponsor (or one or more of its affiliates, members orthird-party designees) depositing the lesser of (a) $172,500 or (b) $0.04 for each then-outstanding share of Anzu’s Class A common stock, par value $0.0001 per share(“Class A Common Stock”) into Anzu’s trust account for each such monthly extension,until December 31 2023, or a total of up to three months after September 30, 2023(the “Extension Amendment Proposal”). A copy of the proposed amendments is setforth in Annex A to the accompanying proxy statement.Proposal No. 2 - Adjournment Proposal - To adjourn the Stockholder Meeting to a laterdate or dates, if necessary, to permit further solicitation and vote of proxies if, basedupon the tabulated vote at the time of the Stockholder Meeting, there are insufficientshares of Class A Common Stock and shares of Class B common stock, par value$0.0001 per share, of Anzu represented (either in person or by proxy) to constitute aquorum necessary to conduct business at the Stockholder Meeting or at the time ofthe Stockholder Meeting to approve the Extension Amendment Proposal.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCKTRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BYTHE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR”PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHERMATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THISPROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method. Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this Proxy. Whensharesare held jointly, eachholder should sign. Whensigning as executor, administrator, attorney, trustee orguardian,please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

------------------0ANZU SPECIAL ACQUISITION CORP ISPECIAL MEETING OF STOCKHOLDERSSEPTEMBER 29, 202310:00 AM EDTThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 15, 2023, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Anzu Special Acquisition Corp I (“Anzu”) to be held at 10:00 a.m., Eastern Time on September 29, 2023, via a virtual meeting, and hereby appoints Whitney Haring-Smith and Daniel Hirsch, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of Anzu registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.(Continued and to be signed on the reverse side)1.114475